SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  February 22, 2000


                          KIMBELL - deCAR CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                  33-7075-LA                  33-0179781
---------------                ----------                  ----------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



1820 Sharpless Drive, La Habra Heights, CA           90631
-----------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: None

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events

                  None.

Item 6.  Resignation of Directors

                  On December 10, 1999, Virgil Kimbell resigned as an officer and Director of the Company due to personal reasons.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 22, 2000                    KIMBELL-deCAR CORPORATION


                                                 /s/ Wesley F. Whiting
                                            By: --------------------------------
                                                 Secretary